BLACKROCK BOND FUND, INC.
BlackRock Total Return Fund
BLACKROCK FUNDS II
BlackRock Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Total Return Portfolio II
BLACKROCK SHORT-TERM BOND SERIES, INC.
BlackRock Short-Term Bond Fund
(each a “Fund,” and collectively, “the Funds”)

Supplement dated June 18, 2010 to the
Statement of Additional Information of each Fund

Effective July 12, 2010, each Fund’s Statement of Additional Information is amended as set forth below.

The section entitled “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privileges of Certain Persons — Qualified Plans” in Part II of each Fund’s current Statement of Additional Information is amended by adding the following:

With respect to BlackRock Total Return Fund of BlackRock Bond Fund, Inc., and BlackRock Bond Portfolio and BlackRock Total Return Portfolio II of BlackRock Funds II, the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and BlackRock Low Duration Bond Portfolio of BlackRock Funds II, the placement fees may be up to the following amounts:

$500,000 but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

The second paragraph under the section entitled “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privileges of Certain Persons — Other” in Part II of each Fund’s current Statement of Additional Information is deleted in its entirety and replaced with the following:

If you invest $1,000,000 ($500,000 for BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and BlackRock Low Duration Bond Portfolio of BlackRock Funds II) or more in Investor A or Investor A1 shares, you may not pay an initial sales charge. However, if you redeem your Investor A or Investor A1 shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (g) involuntary redemptions of Investor A Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of PFPC custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

Shareholders should retain this Supplement for future reference.

Code# BONDS-SAI-0610-SUP